Exhibit 4.1

ADVEN INC. INCORPORATED UNDER THE ALBERTA BUSINESS CORPORATIONS ACT **9,000,000,000**** ***9,000,000,000*** ****9,000,000,000** *****9,000,000,000* ******9,000,000,000 CERT.9999 THIS CERTIFIES THAT CUSIP: ISIN: CA00777V1022 **9,000,000,000***** * ***9,000,000,000**** * ****9,000,000,000*** * *****9,000,000,000** * *** ***9,000,000,000* * CERT .9999 * * SPECIMEN * * 999999 ZZ 9 * 999999 ZZ 9 * NINE BILLION AND 00/100 * JANUARY 01, 2009 * * * * 9 S , 0 P 0 0 E , 0 C 0 I 0 M , 0 E 0 0 N ** * * ** * ***9,000,000,000**** * ****9,000,0 00,000*** * *****9,000,000,000** * ******9,000,000,000* * CERT.9999 * * SPECIMEN * * 9999 99ZZ9 * 999999ZZ9 * NINE BILLION AND 00/100 * JANUARY 01, 2009 * **9,000,000,000*** IS THE REGISTERED HOLDER OF **9,000,000,000***** * ***9,000,000,000**** * ****9,000,000,000*** * *****9,000,000,000** * ******9,000,000,000* * CERT.9999 * * SPECIMEN * * 99999 9ZZ9 * 999999ZZ9 * NINE BILLION AND 00/100 * JAN U * A N R I Y N 0 E 1 , B 2 I 0 L 0 L 9 I * O * * N 9, 0 A 0 0 N , 0 D 0 0 0 , 0 0 0 / 0 1 * 0 * * 0 * * * * ***9,000,000,000**** * ****9,000,000,000*** * *****9,00 0,000,000** * ******9,000,000,000* * CERT.9999 * * SPECIMEN * * 999999ZZ9 * 999999ZZ9 * NINE BILLION AND 00/100 * JANUARY 01, 2009 * **9, 000,000,000***** * ***9,000,000,000**** * ****9,000,000,000*** * *****9,000,000,000** * ******9,000,000,000* * CERT.9999 * * SPECIMEN * * 999999ZZ FULLY PAID AND NON - ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF ADVEN INC. transferable on the books of the Corporation only upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. DATED: JANUARY 01, 2009 COUNTERSIGNED AND REGISTERED ODYSSEY TRANSFER AND TRUST COMPANY TRANSFER AGENT & REGISTRAR Woodbury, Minnesota CEO By: CFO Authorized Officer The shares represented by this certificate are transferable at the offices of Odyssey Transfer and Trust Company, Woodbury, Minnesota